Exhibit 99
                                   ----------

     The Loans included in the Pool have the characteristics set forth below and in the tables beginning on the following page. Unless otherwise indicated, all percentages and weighted averages are percentages and weighted averages of the Cut-Off Date Pool Principal Balance.

Loan Statistics

     As of August 31, 1998 (the "Cut-Off Date"), the Loans consisted of 4,415 Loans with an aggregate Principal Balance totaling $247,274,980 (the "Pool Principal Balance"). As of the Cut-Off Date, the Loans bear interest at fixed Loan Rates which range from 8.25% per annum to 17.99% per annum and have a weighted average Loan Rate of approximately 12.60% per annum. As of the Cut-Off Date, the Principal Balances of the Loans range from $13,567 to $150,000 and average $56,008. As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Loans was approximately 267 months and the weighted average number of months that have elapsed since origination was 4 months. As of the Cut-Off Date, the weighted average Combined Loan-to-Value Ratio of the Loans was approximately 112.39%, with the highest Combined Loan-to-Value Ratio being 127.71%. As of the Cut-Off Date, 3,615 of the Loans (representing approximately 85.44% of the Pool Principal Balance) had a Combined Loan-to-Value Ratio of in excess of 100%. As of the Cut-Off Date, all of the Loans are fully amortizing loans having original stated maturities of not more than 30 years. As of the Cut-Off Date, no Loan is scheduled to mature later than June 1, 2028.

     As of the Cut-Off Date, all of the Loans were Loans secured by Mortgaged Properties located in 49 states and the District of Columbia. As of the Cut-Off Date, all of the Loans were secured by Mortgaged Properties represented by the related Obligors to be owner-occupied. As of the Cut-Off Date, approximately 0.59% of the Loans (by Pool Principal Balance) were secured by first liens on the related Mortgaged Property and approximately 99.41% of the Loans (by Pool Principal Balance) were secured by second liens on the related Mortgaged Property.

     As of the Cut-Off Date none of the Subsequent Loans were 30 days or more past due. The weighted average Credit Score for the Loans as determined at origination was 698. See "DiTech Funding Corporation-Underwriting Criteria" herein.

     The sum of the dollar amounts and percentages in the following tables may not equal the totals due to rounding.

                        Geographic Distribution of Loans

                                                         Aggregate
                                                       Cut-Off Date    % of Pool
                                           Number of     Principal     Principal
State                                        Loans        Balance       Balance
-----                                        -----        -------       -------

California..............................    2,455     $149,726,794       60.55%
Florida.................................      168        9,037,609        3.65
Arizona.................................      127        7,072,098        2.86
New York................................      113        5,639,785        2.28
Virginia................................      102        4,862,625        1.97
Georgia.................................       75        3,776,806        1.53
Washington..............................       69        3,600,058        1.46
North Carolina..........................       69        3,344,299        1.35
Alabama.................................       70        3,242,870        1.31
Pennsylvania............................       69        3,152,735        1.27
Illinois................................       68        3,089,650        1.25
Maryland................................       64        3,086,615        1.25
Hawaii..................................       44        2,888,740        1.17
Michigan................................       61        2,803,983        1.13
Colorado................................       48        2,668,463        1.08
Kansas..................................       47        2,232,816        0.90
Nevada..................................       40        2,163,697        0.88
Arkansas................................       45        2,097,245        0.85
Massachusetts...........................       41        2,068,381        0.84
Missouri................................       43        1,976,311        0.80
Indiana.................................       37        1,847,163        0.75
Wisconsin...............................       34        1,746,905        0.71
Louisiana...............................       29        1,728,915        0.70
Ohio....................................       42        1,719,027        0.70
Alaska..................................       29        1,662,305        0.67
Oklahoma................................       39        1,655,285        0.67
Minnesota...............................       32        1,627,626        0.66
Tennessee...............................       29        1,451,779        0.59
New Mexico..............................       22        1,344,617        0.54
Utah....................................       22        1,184,547        0.48
Kentucky................................       29        1,170,610        0.47
Oregon..................................       22        1,098,913        0.44
Connecticut.............................       23        1,096,957        0.44
Idaho...................................       25        1,085,451        0.44
Maine...................................       19        1,022,298        0.41
Montana.................................       18          916,586        0.37
Mississippi.............................       21          871,230        0.35
New Hampshire...........................       21          806,757        0.33
Iowa....................................       17          745,086        0.30
Nebraska................................       14          661,269        0.27
South Carolina..........................       15          627,665        0.25
West Virginia...........................       11          570,922        0.23
Delaware................................       10          433,037        0.18
South Dakota............................        9          422,389        0.17
Vermont.................................       10          372,748        0.15
Rhode Island............................        7          304,445        0.12
North Dakota............................        4          246,832        0.10
Wyoming.................................        5          202,181        0.08
District of Columbia....................        1           84,859        0.03
New Jersey..............................        1           35,000        0.01
                                            -----     ------------      -------
   Total................................    4,415     $247,274,980      100.00%
                                            =====     ============      =======

                         Cut-Off Date Principal Balances


                                                          Aggregate       % of
                                                        Cut-Off Date      Pool
                                            Number of     Principal    Principal
Range of Cut-Off Date Principal Balances      Loans        Balance      Balance
----------------------------------------      -----        -------      -------

$10,000.01 to $20,000....................      267      $ 4,582,707       1.85%
$20,000.01 to $30,000....................      662       17,441,291       7.05
$30,000.01 to $40,000....................      742       26,548,047      10.74
$40,000.01 to $50,000....................      674       31,373,043      12.69
$50,000.01 to $60,000....................      485       27,162,223      10.98
$60,000.01 to $70,000....................      363       23,882,312       9.66
$70,000.01 to $80,000....................      331       25,001,798      10.11
$80,000.01 to $90,000....................      396       33,598,223      13.59
$90,000.01 to $100,000...................      148       14,305,612       5.79
$100,000.01 to $110,000..................       73        7,719,409       3.12
$110,000.01 to $120,000..................       60        6,959,990       2.81
$120,000.01 to $130,000..................      125       15,580,053       6.30
$130,000.01 to $140,000..................       12        1,619,375       0.65
$140,000.01 to $150,000..................       77       11,500,899       4.65
                                             -----      -----------     -------
   Total.................................    4,415     $247,274,980     100.00%
                                             =====     ============     =======

     As of the Cut-Off Date, the average Cut-Off Date Principal Balance of the Loans was approximately $56,008.

                                   Loan Rates


                                                       Aggregate
                                                        Cut-Off        % of
                                                         Date         Pool
                                          Number of    Principal    Principal
Range of Loan Rates                         Loans       Balance      Balance
-------------------                         -----       -------      -------

8.001%   to 8.500%....................        29      $ 1,315,285      0.53%
8.501%   to 9.000%....................        41        2,134,927      0.86
9.001%   to 9.500%....................       194        9,579,098      3.87
9.501%   to 10.000%...................       276       14,561,159      5.89
10.001%  to 10.500%...................       198        9,900,745      4.00
10.501%  to 11.000%...................       212       11,099,101      4.49
11.001%  to 11.500%...................       253       14,494,399      5.86
11.501%  to 12.000%...................       484       27,172,547     10.99
12.001%  to 12.500%...................       484       28,154,455     11.39
12.501%  to 13.000%...................       474       29,951,642     12.11
13.001%  to 13.500%...................       499       28,980,190     11.72
13.501%  to 14.000%...................       464       29,492,981     11.93
14.001%  to 14.500%...................       256       14,255,149      5.76
14.501%  to 15.000%...................       300       14,146,743      5.72
15.001%  to 15.500%...................        69        3,699,500      1.50
15.501%  to 16.000%...................        80        4,379,389      1.77
16.001%  to 16.500%...................        56        2,600,299      1.05
16.501%  to 17.000%...................        15          523,847      0.21
17.001%  to 17.500%...................        22          627,207      0.25
17.501%  to 18.000%...................         9          206,316      0.08
                                           -----     ------------    -------
   Total..............................     4,415     $247,274,980    100.00%
                                           =====     ============    =======

     As of the Cut-Off Date, the weighted average Loan Rate of the Loans was approximately 12.60% per annum.


                                  Lien Priority

                                                       Aggregate
                                                        Cut-Off        % of
                                                          Date         Pool
                                          Number of    Principal    Principal
Lien Priority                               Loans       Balance      Balance
-------------                               -----       -------      -------

First Lien............................         23       1,465,392      0.59%
Second Lien...........................      4,392    $245,809,588     99.41
                                            -----    ------------    -------
   Total..............................      4,415    $247,274,980    100.00%
                                            =====    ============    =======

                          Combined Loan-To-Value Ratios

                                                        Aggregate
                                                         Cut-Off        % of
                                                          Date          Pool
                                          Number of     Principal    Principal
Range of Combined Loan-to-Value Ratios      Loans        Balance      Balance
--------------------------------------      -----        -------      -------

10.01%   to 15.00%.....................        1         $ 27,069       0.01%
20.01%   to 25.00%.....................        5          195,711       0.08
25.01%   to 30.00%.....................        3           93,794       0.04
30.01%   to 35.00%.....................        3          102,256       0.04
35.01%   to 40.00%.....................        3          236,464       0.10
40.01%   to 45.00%.....................        4          222,997       0.09
45.01%   to 50.00%.....................        7          441,067       0.18
50.01%   to 55.00%.....................        4          200,571       0.08
55.01%   to 60.00%.....................        7          239,002       0.10
60.01%   to 65.00%.....................       17          729,667       0.30
65.01%   to 70.00%.....................       13          782,861       0.32
70.01%   to 75.00%.....................        9          399,011       0.16
75.01%   to 80.00%.....................       32        1,516,850       0.61
80.01%   to 85.00%.....................       57        2,358,372       0.95
85.01%   to 90.00%.....................      125        5,363,391       2.17
90.01%   to 95.00%.....................      191        8,040,993       3.25
95.01%   to 100.00%....................      319       15,055,841       6.09
100.01%  to 105.00%....................      410       20,192,042       8.17
105.01%  to 110.00%....................      508       26,145,565      10.57
110.01%  to 115.00%....................      640       35,724,263      14.45
115.01%  to 120.00%....................      772       45,606,730      18.44
120.01%  to 125.00%....................    1,283       83,456,815      33.75
125.01%  or greater....................        2          143,646       0.06
                                           -----     ------------     -------
                                           4,415     $247,274,980     100.00%
                                           =====     ============     =======

     As of the Cut-Off Date, the weighted average Combined Loan-to-Value Ratio of the Loans was approximately 112.39%.

                             Superior Lien Balance*


                                                    Aggregate      % of
                                           Number  Cut-Off Date    Pool
                                             of     Principal    Principal
Range of Superior Lien Balance             Loans     Balance      Balance
------------------------------             -----     -------     --------

Not applicable..........................      23   $  1,465,392     0.59%
$ 50,000 or Less........................     313     14,348,490     5.80
$ 50,000.01 to $100,000 ................   1,351     64,327,790    26.01
$100,000.01 to $150,000 ................   1,325     71,291,446    28.83
$150,000.01 to $200,000 ................     875     54,162,777    21.90
$200,000.01 to $250,000 ................     298     21,004,753     8.49
$250,000.01 to $300,000 ................     111      8,823,860     3.57
$300,000.01 or greater .................     119     11,850,473     4.79
                                           -----   ------------   ------
   Total................................   4,415   $247,274,980   100.00%
                                           =====   ============   ======
----------
*  Determined as of the date of origination of the Loan.

   As of the Cut-Off Date, the weighted average balance of the superior liens on the Mortgaged Properties was approximately $144,043.


                            Months Since Origination


                                                    Aggregate
                                                     Cut-Off       % of
                                           Number      Date        Pool
Range of                                     of     Principal    Principal
Loan Age (in months)                       Loans     Balance      Balance
--------------------                       -----     -------      -------

Less than one.........................       252   $ 13,493,400     5.46%
1 to 3................................     1,516     90,535,946    36.61
4 to 6................................     1,685     92,716,154    37.50
7 or greater..........................       962     50,529,480    20.43
                                           -----   ------------   -------
   Total..............................     4,415   $247,274,980   100.00%
                                           =====   ============   =======

     As of the Cut-Off Date, the weighted average number of months since origination of the Loans was approximately 4 months.

                           Remaining Terms to Maturity


                                                    Aggregate
                                                     Cut-Off       % of
                                           Number      Date        Pool
Range of Remaining                           of     Principal    Principal
Terms to Maturity (in months)              Loans     Balance      Balance
-----------------------------              -----     -------      -------

91 to 120..............................       11   $    464,378     0.19%
151 to 180.............................    1,044     45,615,611    18.45
211 to 240.............................      418     24,838,204    10.04
271 to 300.............................    2,940    176,279,651    71.29
331 to 360.............................        2         77,136     0.03
                                           -----   ------------   -------
   Total...............................    4,415   $247,274,980   100.00%
                                           =====   ============   =======

   As of the Cut-Off Date, the weighted average remaining term to maturity of the Loans was approximately 267 months.

                           Original Terms to Maturity


                                                    Aggregate
                                                     Cut-Off       % of
Range of                                   Number      Date        Pool
Original Term                                of     Principal    Principal
to Maturity (in months)                    Loans     Balance      Balance
-----------------------                    -----     -------      -------
91 to 120.............................        11   $    464,378     0.19%
151 to 180............................     1,044     45,615,611    18.45
211 to 240............................       418     24,838,204    10.04
271 to 300............................     2,940    176,279,651    71.29
331 to 360............................         2         77,136     0.03
                                           -----   ------------   -------
   Total..............................     4,415   $247,274,980   100.00%
                                           =====   ============   =======

   As of the Cut-Off Date, the weighted average original term to maturity of the Loans was approximately 272 months.

                                  Credit Score


                                                    Aggregate
                                                     Cut-Off      % of
                                           Number      Date       Pool
                                             of     Principal   Principal
Range of Credit Scores                     Loans     Balance     Balance
----------------------                     -----     -------     -------

620 to 639............................        29    $   860,561     0.35%
640 to 659............................       396     14,122,791     5.71
660 to 679............................     1,062     61,067,776    24.70
680 to 699............................     1,016     63,718,306    25.77
700 to 719............................       826     48,203,246    19.49
720 to 739............................       616     35,030,498    14.17
740 to 759............................       303     15,831,659     6.40
760 to 779............................       127      6,645,162     2.69
780 to 799............................        38      1,751,408     0.71
800 to 819............................         2        43,572      0.02
                                           -----   ------------   -------
   Total..............................     4,415   $247,274,980   100.00%
                                           =====   ============   =======

     As of the Cut-Off Date, the weighted average Credit Score as determined at origination of the Loans was approximately 698.

                              Debt-to-Income Ratio

                                                    Aggregate
                                                     Cut-Off      % of
                                           Number      Date       Pool
                                             of     Principal   Principal
Range of Debt-to-Income Ratios             Loans     Balance     Balance
------------------------------             -----     -------     -------

20.00 or less..........................      51      $3,108,597     1.26%
20.01 to 25.00.........................     107       4,763,000     1.93
25.01 to 30.00.........................     275      14,132,997     5.72
30.01 to 35.00.........................     531      27,065,853    10.95
35.01 to 40.00.........................     743      39,690,632    16.05
40.01 to 45.00.........................   1,136      61,687,414    24.95
45.01 to 50.00.........................   1,538      94,677,226    38.29
Greater than 50.00.....................      34       2,149,261     0.87
                                          ------   ------------   -------
   Total...............................   4,415    $247,274,980   100.00%
                                          ======   ============   =======

     As of the Cut-Off Date, the weighted average debt-to-income ratio as calculated at origination of the Loans was approximately 41.30%.


                               Prepayment Penalty


                                                    Aggregate
                                                     Cut-Off       % of
                                           Number      Date        Pool
                                             of     Principal    Principal
Prepayment Penalty                         Loans     Balance      Balance
------------------                         -----     -------      -------

Prepayment Penalty....................     3,295   $190,013,197    76.84%
No Prepayment Penalty.................     1,120     57,261,784    23.16
                                           -----   ------------   -------
   Total..............................     4,415   $247,274,980   100.00%
                                           =====   ============   =======


                                  Program Type


                                                    Aggregate
                                                     Cut-Off       % of
                                           Number      Date        Pool
                                             of     Principal    Principal
Program Type                               Loans     Balance      Balance
------------                               -----     -------      -------

Cash Out..............................     4,084   $236,047,870    95.46%
Debt Consolidation....................       271      9,436,093     3.82
Home Improvement......................        60      1,791,017     0.72
                                           -----   ------------   -------
   Total..............................     4,415   $247,274,980   100.00%
                                           =====   ============   =======

                                Age of Borrower*


                                                    Aggregate
                                                     Cut-Off       % of
                                           Number      Date        Pool
                                             of     Principal    Principal
Range of Age of Borrower                   Loans     Balance      Balance
------------------------                   -----     -------      -------

0 to 19................................        1        $14,995     0.01%
20 to 29...............................      438     18,316,207     7.41
30 to 39...............................    1,622     84,835,550    34.31
40 to 49...............................    1,456     87,021,640    35.19
50 to 59...............................      669     42,872,565    17.34
60 or greater..........................      229     14,214,023     5.75
                                           -----   ------------   -------
   Total...............................    4,415   $247,274,980   100.00%
                                           =====   ============   =======

----------
* Based on information provided by the borrower in the borrower's loan application.

     As of the Cut-Off Date, the weighted average age of the borrowers under the Loans was approximately 42.54 years.


                              Years at Present Job*


                                                    Aggregate
                                                     Cut-Off       % of
                                           Number      Date        Pool
                                             of     Principal    Principal
Range of Years Borrower at Present Job     Loans     Balance      Balance
--------------------------------------     -----     -------      -------

0.000 to 2.000.........................      906   $ 45,471,336    18.39%
2.001 to 4.000.........................      639     34,209,271    13.83
4.001 to 6.000.........................      474     25,255,825    10.21
6.001 to 8.000.........................      397     22,393,897     9.06
8.001 to 10.000........................      453     26,303,145    10.64
10.001 to 12.000.......................      277     16,639,745     6.73
12.001 to 14.000.......................      210     11,641,300     4.71
14.001 to 16.000.......................      199     11,406,717     4.61
16.001 to 18.000.......................      149      9,122,602     3.69
18.001 to 20.000.......................      165     10,328,588     4.18
Greater than 20.000....................      354     24,180,580     9.78
Not applicable.........................       33      1,519,418     0.61
Retired................................      159      8,802,557     3.56
                                           -----   ------------   -------
   Total...............................    4,415   $247,274,980   100.00%
                                           =====   ============   =======

----------
* Based on information provided by the borrower in the borrower's loan application.

     As of the Cut-Off Date, the weighted average number of years the borrowers were employed at present job was approximately 9.00 years.

                           Borrower Employment Types*


                                                    Aggregate
                                                     Cut-Off       % of
                                           Number      Date        Pool
                                             of     Principal    Principal
Borrower Employment Types                  Loans     Balance      Balance
-------------------------                  -----     -------      -------

Salaried..............................     4,194   $231,447,461    93.60%
Self Employed.........................       221     15,827,519     6.40
                                           -----   ------------   -------
   Total..............................     4,415   $247,274,980   100.00%
                                           =====   ============   =======

----------
* Based on information provided by the borrower in the borrower's loan application.


                Years Borrower Residing at Mortgaged Property*


                                                    Aggregate
                                                     Cut-Off       % of
Range of Years                             Number      Date        Pool
Borrower Residing at                         of     Principal    Principal
Mortgaged Property                         Loans     Balance      Balance
------------------                         -----     -------      -------

0.000 to 1.000........................       978    $45,731,810    18.49%
1.001 to 2.000........................       623     31,554,897    12.76
2.001 to 3.000........................       453     23,680,815     9.58
3.001 to 4.000........................       382     21,460,618     8.68
4.001 to 5.000........................       330     20,032,541     8.10
5.001 to 6.000........................       244     14,017,511     5.67
6.001 to 7.000........................       204     13,015,832     5.26
7.001 to 8.000........................       209     12,713,620     5.14
8.001 to 9.000........................       177     11,051,277     4.47
9.001 to 10.000.......................       178     11,264,918     4.56
10.001 to 11.000......................       109      7,806,738     3.16
11.001 to 12.000......................        95      5,811,788     2.35
12.001 to 13.000......................        53      3,514,290     1.42
Greater than 13.000 ..................       380     25,618,325    10.36
                                           -----   ------------   -------
   Total .............................     4,415   $247,274,980   100.00%
                                           =====   ============   =======

----------
* Based on information provided by the borrower in the borrower's loan application.

     As of the Cut-Off Date, the weighted average number of years the borrowers were residing at the Mortgaged Property was approximately 6.25 years.

                                 Marital Status*


                                                    Aggregate
                                                     Cut-Off       % of
                                           Number      Date        Pool
                                             of     Principal    Principal
Marital Status                             Loans     Balance      Balance
--------------                             -----     -------      -------

Married...............................     3,492   $200,445,905    81.06%
Not Married...........................       923     46,829,076    18.94
                                           -----   ------------   -------
   Total..............................     4,415   $247,274,980   100.00%
                                           =====   ============   =======

----------
* Based on information provided by the borrower in the borrower's loan application.


                              Number of Dependents*


                                                    Aggregate
                                                     Cut-Off       % of
                                           Number      Date        Pool
Number of Dependents                         of     Principal    Principal
of Borrower                                Loans     Balance      Balance
-----------                                -----     -------      -------

0.....................................     3,015   $167,091,045    67.57%
1.....................................       508     28,265,391    11.43
2.....................................       591     34,006,630    13.75
3.....................................       232     13,483,010     5.45
Greater than 3........................        69      4,428,905     1.79
                                           -----   ------------   -------
   Total..............................     4,415   $247,274,980   100.00%
                                           =====   ============   =======

----------
* Based on information provided by the borrower in the borrower's loan application.

     As of the Cut-Off Date, the weighted average number of dependents of the borrowers is approximately 0.63.

                               Borrower's Income*

                                                    Aggregate
                                                     Cut-Off       % of
                                           Number      Date        Pool
                                             of     Principal    Principal
Range of Borrower's Monthly Income         Loans     Balance      Balance
----------------------------------         -----     -------      -------

$2,000 or less......................          58    $ 1,526,028     0.62%
$2,000.01 to $3,000.................         356     12,087,755     4.89
$3,000.01 to $4,000.................         706     29,238,803    11.82
$4,000.01 to $5,000.................         842     41,929,868    16.96
$5,000.01 to $6,000.................         734     40,799,441    16.50
$6,000.01 to $7,000.................         576     35,169,875    14.22
$7,000.01 to $8,000.................         390     25,140,507    10.17
$8,000.01 to $9,000.................         263     19,444,724     7.86
$9,000.01 to $10,000................         157     12,273,006     4.96
Greater than $10,000................         333     29,664,973    12.00
                                           -----   ------------   -------
   Total............................       4,415   $247,274,980   100.00%
                                           =====   ============   =======

----------
* Based on information provided by the borrower in the borrower's loan application.

     As of the Cut-Off Date, the weighted average monthly income of the borrowers is approximately $6,733.


                         Disposable Income of Borrower*


                                                    Aggregate
                                                     Cut-Off       % of
                                           Number      Date        Pool
Range of Disposable Monthly Income           of     Principal    Principal
of Borrower                                Loans     Balance      Balance
-----------                                -----     -------      -------

$2,000 or less........................       761    $29,114,764    11.77%
$2,000.01 to $3,000...................     1,358     67,755,435    27.40
$3,000.01 to $4,000...................       994     57,641,377    23.31
$4,000.01 to $5,000...................       573     37,496,269    15.16
$5,000.01 to $6,000...................       309     21,082,909     8.53
$6,000.01 to $7,000...................       181     13,415,811     5.43
$7,000.01 to $8,000...................        82      6,740,683     2.73
$8,000.01 to $9,000...................        54      4,215,956     1.70
$9,000.01 to $10,000..................        26      2,296,680     0.93
Greater than $10,000..................        77      7,515,097     3.04
                                           -----   ------------   -------
   Total..............................     4,415   $247,274,980   100.00%
                                           =====   ============   =======

----------
* Determined on a pretax basis by subtracting the borrower's monthly debt service on outstanding debt from the borrower's monthly income.

     As of the Cut-Off Date, the weighted average disposable monthly income of the borrowers is approximately $4,034.

                                 Remittance Type

                                                    Aggregate
                                                     Cut-Off       % of
                                           Number      Date        Pool
                                             of     Principal    Principal
Remittance Type                            Loans     Balance      Balance
---------------                            -----     -------      -------

Electronic Funds Transfer.............     4,031   $226,275,256    91.51%
Non-Electronic Funds Transfer.........       384     20,999,725     8.49
                                           -----   ------------   -------
                                           4,415   $247,274,980   100.00%
                                           =====   ============   =======


                               Origination Method


                                                    Aggregate      % of
                                                     Cut-Off     Original
                                          Number       Date        Pool
                                            of      Principal    Principal
Origination Method                         Loans     Balance      Balance
------------------                         -----     -------      -------

Retail................................     3,128   $156,696,424    63.37%
Correspondent.........................       880     60,209,439    24.35
Wholesale.............................       407     30,369,117    12.28
                                           -----   ------------   -------
                                           4,415   $247,274,980   100.00%
                                           =====   ============   =======

To the extent that the above information was provided by the borrower in the borrower's loan application, no representation is made as to the accuracy of such information by DiTech, the Depositor or any other person.